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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 17, 2001



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   000-22474                 87-0418807
          --------                   ---------                 ----------

(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)





                111 Presidential Boulevard, Bala Cynwyd, PA 19004
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (610) 668-2440
                                                           --------------

        Former name or former address, if changed since last report: N/A



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Forward-Looking Statements
--------------------------

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of this report on Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 4.  Changes in Registrant's Certifying Accountant.

         On May 17, 2001, American Business Financial Services, Inc. (the "Company") engaged Ernst & Young LLP as the Company's new principal independent accountants to audit the Company's consolidated financial statements for the year ending June 30, 2001 and thereafter. Ernst & Young LLP replaced BDO Seidman, LLP, the independent accountants who had been engaged by the Company as the principal accountants to audit the Company's consolidated financial statements. BDO Seidman, LLP was replaced effective May 17, 2001.

         The decision to change the Company's independent accountants from BDO Seidman, LLP to Ernst & Young LLP, was recommended by the Audit Committee of the Board of Directors and approved by the Company's Board of Directors.

         The reports of BDO Seidman, LLP, on the financial statements of the Company during the two-year period ended June 30, 2000, did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two-year period ended June 30, 2000, and interim period from July 1, 2000 through May 17, 2001, the Company did not have any disagreements with BDO Seidman, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

                       None.

         (b)  Pro-forma financial information.

                       None.

         (c)  Exhibits.

              The following exhibit is filed herewith:

Exhibit
Number        Description
------        -----------

16            Letter regarding change in certifying accountant.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AMERICAN BUSINESS FINANCIAL
                                      SERVICES, INC.


Date:  May 23, 2001                   By:     /s/ Anthony J. Santilli
                                              ----------------------------------
                                              Name: Anthony J. Santilli
                                              Title: Chairman, President, Chief
                                              Executive Officer, Chief Operating
                                              Officer and Director



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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number        Description
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16            Letter regarding change in certifying accountant.